SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. )

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☒	Preliminary Information Statement
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☐	Definitive Information Statement

Bluestar Health, Inc.
(Name of Registrant as Specified in Charter)

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Bluestar Health, Inc.
19901 Southwest Freeway, Suite 209
Sugar Land, TX, 77479

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 30, 2005

TO OUR SHAREHOLDERS:

You are cordially invited to attend a Special Meeting of the Shareholders of Bluestar Health, Inc. (the “Company”) to be held on November 30, 2005 at 10:00 AM, Central Standard Time, at the offices of the Company located at 19901 Southwest Freeway, Suite 209, Sugar Land, Texas, to consider and act upon the following proposals, as described in the accompanying Information Statement:

1.	To approve the Company’s acquisition of all of the issued and outstanding common stock of Gold Leaf Homes, Inc., a Texas corporation, from Tom Redmon, its sole shareholder;
2.	To approve the sale of substantially all of the Company’s assets to Blue Cat Holdings, Inc., a Texas corporation controlled by Alfred Oglesby, our sole officer and director and majority shareholder;
3.	To approve the issuance of a promissory note to Alfred Oglesby in the amount of $130,000;

4.
To amend the Articles of Incorporation of the Company to increase the authorized common stock from 40,000,000 shares, par value $0.001, to 100,000,000 shares, par value $0.001 and to change the Company’s name to a name chosen by Gold Leaf Homes, Inc.

The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on Friday, October 28, 2005, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

By Order of the Board of Directors

Alfred Oglesby, President

October [__], 2005
Sugar Land, Texas

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

INFORMATION STATEMENT

INTRODUCTION

This information statement is being mailed or otherwise furnished to stockholders of Bluestar Health, Inc., a Colorado corporation (the “Company”) in connection with the upcoming Special Meeting of its shareholders. This Information Statement is being first sent to stockholders on or about November 9, 2005.

Proposals

The following proposals are being presented at the meeting (the “Proposals”):

1.
To approve the Company’s acquisition of all of the issued and outstanding common stock of Gold Leaf Homes, Inc., a Texas corporation (“Gold Leaf”), from Tom Redmon (“Redmon”), the sole shareholder of Gold Leaf (the “Common Stock Acquisition”);

2.
To approve the sale of substantially all of the Company’s assets to Blue Cat Holdings, Inc., a Texas corporation controlled by Alfred Oglesby, our sole officer and director and majority shareholder (“Blue Cat”) (the “Asset Sale”);

3.	To approve the issuance of a promissory note to Alfred Oglesby (“Oglesby”), a shareholder, director and officer of the Company, in the amount of $130,000 (the “Note Issuance”);
4.
To amend the Articles of Incorporation of the Company to increase the authorized common stock from 40,000,000 shares, par value $0.001, to 100,000,000 shares, par value $0.001 and change the Company’s name to a name chosen by Gold Leaf (the “Amendment”).

Vote Required

The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company’s voting stock. Each holder of common stock is entitled to one (1) vote for each share held. Because a majority of the Company’s voting stock is held by one (1) shareholder, its sole officer and director, the Proposals are expected to be approved without the necessity of proxies, and abstentions and broker non-votes will not need to be counted.

The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on October 28, 2005 (the “Record Date”). The Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals on October 24, 2005. As of the Record Date, the Company had outstanding [____________] shares of common stock, and no shares of preferred stock were issued or outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Computershare Trust Company, 350 Indiana Street, Suite 800, Golden, Colorado 80401, telephone number (303) 262-0600.

Section 7-111-103 of the Colorado Business Corporation Act

Sections 7-111-103 of the Colorado Business Corporation Act (the “Colorado Law”) provides that a plan of merger or share exchange shall be recommended by the Board of Directors of the Company to its shareholders, and that approval of a majority of the outstanding voting shares of stock entitled to vote thereon is required in order to approve the plan.

Pursuant to Section 7-111-103 of the Colorado Law, the Company is required to provide notice to each shareholder entitled to vote on the plan of merger or share exchange of the shareholders’ meeting at which the plan will be voted upon. This Information Statement is intended to provide such notice. No dissenters’ or appraisal rights under the Colorado Law are afforded to the Company’s stockholders as a result of the approval of the Common Stock Acquisition.

Section 7-112-102 of the Colorado Business Corporation Act

Sections 7-112-102 of the Colorado Law provides that the disposition of all, or substantially all, of the property of the Company shall be recommended by the Board of Directors of the Company to its shareholders, and that approval of a majority of the outstanding voting shares of stock entitled to vote thereon is required in order to approve the transaction.

Pursuant to Section 7-112-102 of the Colorado Law, the Company is required to provide notice to each shareholder entitled to vote on the transaction of the shareholders’ meeting at which the transaction will be voted upon. This Information Statement is intended to provide such notice. As a result of the approval of the Asset Sale, shareholders are or may be entitled to assert dissenters’ rights under Section 7-113 of the Colorado Law, a copy of which is attached hereto as Exhibit A.

Sections 7-110-103 and 7-107-206 of the Colorado Business Corporation Act

Sections 7-110-103 and 7-107-206 of the Colorado Law provides that an amendment to the Company’s Articles of Incorporation shall be recommended by the Board of Directors of the Company to its shareholders, and that approval of a majority of the outstanding voting shares of stock entitled to vote thereon is required in order to amend the Articles of Incorporation.

Pursuant to Section 7-110-103 of the Colorado Law, the Company is required to provide notice to each shareholder entitled to vote on the amendment of the shareholders’ meeting at which the amendment will be voted upon. This Information Statement is intended to provide such notice. No dissenters’ or appraisal rights under the Colorado Law are afforded to the Company’s stockholders as a result of the approval of the Amendment.

Dissenter’s Rights

Section 7-113-102 of the Colorado Law provides that any stockholder of a corporation has a right to dissent from and obtain payment of the fair value of his or her shares upon the consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1) of the Colorado Law. In order to assert such rights, stockholders must strictly comply with the provisions of Section 7-113 of the Colorado Law, which are attached hereto as Exhibit A. Section 7-113-203 requires that the Company provide a dissenter’s notice to the Company’s shareholders in accordance with Section 7-113-203 of the Colorado Law. This Information Statement shall serve as such notice. Stockholders wishing to assert dissenters’ rights must complete the Demand for Payment attached hereto as Exhibit B and forward the Demand for Payment, together with certificate(s) evidencing their shares of the Company’s Common Stock duly endorsed for transfer or with a separate stock power(s) duly endorsed in blank, to the following address:

Bluestar Health, Inc.
19901 Southwest Freeway, Suite 209
Sugar Land, TX, 77479
Attn: Alfred Oglesby, President

The Demand for Payment and the certificates must be sent so that they are received at the address set forth above not later than December [__], 2005.

IN VIEW OF THE COMPLEXITY OF THESE PROVISIONS OF COLORADO LAW, ANY SHAREHOLDER OF THE COMPANY WHO IS CONSIDERING EXERCISING HIS OR HER DISSENTERS’ RIGHTS SHOULD CONSULT HIS OR HER LEGAL ADVISOR.

PROPOSAL ONE
COMMON STOCK ACQUISITION

General

On October 24, 2005, the Board of Directors approved, subject to stockholder approval, the acquisition of all of the issued and outstanding common stock of Gold Leaf from Redmon as set forth in that certain Reorganization and Purchase Agreement dated October 15, 2005 (the “Purchase Agreement”), a copy of which is attached hereto as Exhibit C.

Common Stock Acquisition

On October 24, 2005, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interests and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the proposed acquisition of all of the issued and outstanding common stock of Gold Leaf from Redmon in exchange for 37,000,000 shares of the Company’s common stock.

The Board of Directors believes that it is advisable and in the Company’s best interests to approve the Common Stock Acquisition, in conjunction with the Asset Sale described below, to promote the interests of the Company’s stockholders by providing them with a reasonable exit from their equity holdings in the Company.

Transaction Information

Summary Term Sheet

The material terms of the Common Stock Acquisition are as follows:

•	Redmon will deliver 100% of the issued and outstanding common stock of Gold Leaf to the Company;
•	The Company will issue 37,000,000 shares of the Company’s common stock to Redmon.

Contact Information

Bluestar Health, Inc. is located at 19901 Southwest Freeway, Suite 209, Sugar Land, TX, 77479, telephone number: (281) 207-5485.

Gold Leaf Homes, Inc. is located at [Insert Info]

Business Conducted

Bluestar Health, Inc. owns and operates licensed outpatient physical therapy clinics.

Gold Leaf Homes, Inc. is a [Insert Info]

Terms of the Transaction

(i) A brief description of the transaction.

The Company will acquire all of the issued and outstanding common stock of Gold Leaf from Redmon in exchange for 37,000,000 shares of the Company’s common stock.

(ii) The consideration offered to security holders.

Not Applicable

(iii) The reasons for engaging in the transaction.

The reason for engaging in the Common Stock Acquisition, in conjunction with the Asset Sale described below, is to promote the interests of the Company’s stockholders by providing them with a reasonable exit from their equity holdings in the Company.

(iv) The vote required for approval of the transaction.

The vote which is required to approve the Common Stock Acquisition is the affirmative vote of the holders of a majority of the Company’s voting stock.

(v) An explanation of any material differences in the rights of security holders as a result of the transaction, if material.

The differences in the rights of security holders as a result of the transaction are not material.

(vi) A brief statement as to the accounting treatment of the transaction, if material.

The accounting treatment of the transaction is not material.

(vii) The federal income tax consequences of the transaction, if material.

The federal income tax consequences of the transaction are not material.

Regulatory approvals

No federal or state regulatory requirements must be complied with or approval obtained in connection with the Common Stock Acquisition.

Reports, opinions. appraisals

No reports, opinions or appraisals materially relating to the Common Stock Acquisition have been received from an outside party or are referred to in the proxy statement.

Past contacts, transactions or negotiations

Not Applicable

Selected financial data

Not Applicable

Pro forma selected financial data

Not Applicable

Pro forma information

Not Applicable

Financial information

The information required by Article 11 of Regulation S-X with respect to the Common Stock Acquisition is not material.

PROPOSAL TWO
ASSET SALE

General

On October 24, 2005, the Board of Directors approved, subject to stockholder approval, the sale of substantially all of the Company’s assets to Blue Cat as set forth in the Purchase Agreement, a copy of which is attached hereto as Exhibit C.

Asset Sale

On October 24, 2005, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the proposed sale of substantially all of the Company’s assets to Blue Cat as consideration for amounts owed to Oglesby and in exchange for (i) Blue Cat’s assumption of the Company’s liabilities and (ii) Blue Cat’s indemnification of the Company for present and future liabilities related to the purchased assets.

Oglesby, an officer, director and shareholder of the Company, is an officer, director and shareholder of Blue Cat, and as such there may have existed a conflict of interest in the related-party transaction, which conflict of interest was waived by the Board of Directors of the Company.

The Board of Directors believes that it is advisable and in the Company’s best interests to approve the Asset Sale, in conjunction with the Common Stock Acquisition described above, to promote the interests of the Company’s stockholders by selling unprofitable assets to prevent further losses and provide them with a reasonable exit from their equity holdings in the Company.

Transaction Information

Summary Term Sheet

The material terms of the Asset Sale are as follows:

•
The Company will sell, convey, assign, transfer and deliver to Blue Cat all of the Company’s right, title, and interest in and to all of its property and assets, real, personal or mixed, tangible and intangible, of every kind and description, wherever located;

•	Blue Cat will assume and agree to discharge all of the obligations and liabilities of the Company;
•	Blue Cat will indemnify the Company for present and future liabilities related to the purchased assets.

Contact Information

Bluestar Health, Inc. is located at 19901 Southwest Freeway, Suite 209, Sugar Land, TX, 77479, telephone number: (281) 207-5485.

Blue Cat Holdings, Inc. is located at [insert info].

Business Conducted

Bluestar Health, Inc. owns and operates licensed outpatient physical therapy clinics.

Blue Cat Holdings, Inc. is a holding company under control of Alfred Oglesby.

Terms of the Transaction

(i) A brief description of the transaction.

The Company will sell substantially all of the Company’s assets to Blue Cat as consideration for amounts owed to Oglesby and in exchange for (i) Blue Cat’s assumption of the Company’s liabilities and (ii) Blue Cat’s indemnification of the Company for present and future liabilities related to the purchased assets.

(ii) The consideration offered to security holders.

Not Applicable

(iii) The reasons for engaging in the transaction.

The reason for engaging in the Asset Sale, in conjunction with the Common Stock Acquisition described above, is to promote the interests of the Company’s stockholders by selling unprofitable assets to prevent further losses and provide them with a reasonable exit from their equity holdings in the Company.

(iv) The vote required for approval of the transaction.

The vote which is required to approve the Asset Sale is the affirmative vote of the holders of a majority of the Company’s voting stock.

(v) An explanation of any material differences in the rights of security holders as a result of the transaction, if material.

The differences in the rights of security holders as a result of the transaction are not material.

(vi) A brief statement as to the accounting treatment of the transaction, if material.

The accounting treatment of the transaction is not material.

(vii) The federal income tax consequences of the transaction, if material.

The federal income tax consequences of the transaction are not material.

Regulatory approvals

No federal or state regulatory requirements must be complied with or approval obtained in connection with the Asset Sale.

Reports, opinions. appraisals

No reports, opinions or appraisals materially relating to the Asset Sale have been received from an outside party or are referred to in the proxy statement.

Past contacts, transactions or negotiations

Not Applicable

Selected financial data

Not Applicable

Pro forma selected financial data

Not Applicable

Pro forma information

Not Applicable

Financial information

The information required by Article 11 of Regulation S-X with respect to the Asset Sale is not material.

PROPOSAL THREE
THE NOTE ISSUANCE

General

On October 24, 2005, the Board of Directors approved, subject to stockholder approval, the execution and issuance of a promissory note to Oglesby in the amount of $130,000.

The Note Issuance

On October 24, 2005, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the proposed execution and issuance of a promissory note to Oglesby in the amount of $130,000 as consideration for (i) amounts owed to Oglesby for advances to the Company and (ii) a waiver by Oglesby of any other amounts owed to him by the Company.

Oglesby is an officer, director and shareholder of the Company and as such there may have existed a conflict of interest in the related-party transaction, which conflict of interest was waived by the Board of Directors of the Company.

The Board of Directors believes that it is advisable and in the Company’s best interests to approve the Note Issuance to restructure amounts owed to an existing creditor.

PROPOSAL FOUR
THE AMENDMENT

General

On October 24, 2005, the Board of Directors approved, subject to stockholder approval, the amendment to the Articles of Incorporation of the Company to increase the authorized common stock from 40,000,000 shares, par value $0.001, to 100,000,000 shares, par value $0.001 and change the Company’s name to a name chosen by Gold Leaf.

The Amendment

Increase the Authorized Common Stock

On October 24, 2005, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the proposed amendment to Article 5 of the Company’s Articles of Incorporation to effectuate an increase in the authorized common stock from 40,000,000 shares with a par value of $0.001 to 100,000,000 shares with a par value of $0.001.

The Board of Directors believes that it is advisable and in the Company’s best interest to increase the authorized common stock in order to have sufficient common stock authorized to complete the Common Stock Acquisition and to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company’s future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of common stock from 40,000,000 to 100,000,000 shares. This step is necessary, in the judgment of the Board of Directors, in order to (i) complete the Common Stock Acquisition, (ii) raise additional capital and (iii) carry out the Company’s business objectives.

Name Change

On October 24, 2005, the Board of Directors of the Company approved, declared it advisable and in the Company’s best interest, and directed that there be submitted to the holders of a majority of the Company’s common stock for approval, the proposed amendment to Article 1 of the Company’s Articles of Incorporation to change the name of the Company to a name chosen by Gold Leaf.

The Board of Directors believes that it is advisable and in the Company’s best interests to change the name in order to more accurately reflect changes in the Company’s business focus and imminent changes in management.

Certain Matters Related to the Amendment Proposal

The Amendment, a copy of which is attached to this Information Statement as Exhibit D, will be filed with the Colorado Secretary of State following the shareholders meeting, and the effective date of the Amendment and the actions set forth in this Proposal is anticipated to be on or about November 30, 2005.

OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 28, 2005, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

Common Stock
Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)

Common Stock	Alfred Oglesby (2)(3)	9,555,000	70.2%

	All Officers and Directors as a Group (1 Person)	9,555,000	70.2%

(1)
Unless otherwise indicated, based on 13,607,094 shares of common stock outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

(2)	Unless otherwise indicated, the address of each director is c/o Bluestar Health, Inc., 19901 Southwest Freeway, Suite 209, Sugar Land, Texas 77479.

(3)	Indicates a Director of the Company.

The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. There are no classes of stock other than common stock issued or outstanding. There are no known current arrangements that will result in a change in control.

By order of the Board of Directors

Alfred Oglesby, President

October [__], 2005
Sugar Land, Texas

Exhibit A

Dissenters’ Rights Statute
Colorado Business Corporation Act Section 7-113

7-113-101.    Definitions.

Statute text

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102.    Right to dissent.

Statute text

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, § 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103.    Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201.    Notice of dissenters' rights.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202.    Notice of intent to demand payment.
(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203.    Dissenters' notice.

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204.    Procedure to demand payment.
(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205.    Uncertificated shares.

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206.    Payment.

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207.    Failure to take action.

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208.    Special provisions relating to shares acquired after announcement of proposed corporate action.

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

7-113-209.    Procedure if dissenter is dissatisfied with payment or offer.

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301.    Court action.
(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302.    Court costs and counsel fees.
(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

Exhibit B

Demand for Payment

The undersigned, a holder of shares (“Bluestar Shares”) of common stock, $0.001 par value per share, of Bluestar Health, Inc. (“Bluestar”), pursuant to Section 7-113-204 of the Colorado Business Corporation Act (the “Act”) (i) hereby notifies Bluestar of his or her intent to demand payment of his or her Bluestar Shares in connection with the sale of substantially all of Bluestar’s assets to Blue Cat Holdings, Inc.; (ii) has not voted his Bluestar Shares in favor of such sale, and (iii) hereby demands payment for his Bluestar Shares pursuant to the Act.

The undersigned certifies that he acquired beneficial ownership of his shares of Bluestar Common Stock before October 28, 2005, the Record Date for determining shareholders entitled to Dissenter’s Rights.

Dated: __________________
Signature (Joint owners should both sign)

Print Name, Title (if applicable)

Mailing Address

Social Security Number

B - 1

Exhibit C

Reorganization and Purchase Agreement

This Reorganization and Purchase Agreement (“Agreement”) dated as of the 15th day of October, 2005, by and between Bluestar Health, Inc., a Colorado corporation (“Bluestar”), Alfred Oglesby, an individual, (“Oglesby”), Blue Cat Holdings, Inc., a Texas corporation wholly owned by Oglesby, (“Blue Cat”), Gold Leaf Homes, Inc., a Texas corporation, (“Gold Leaf”), and Tom Redmon, (“Redmon” and “Shareholders”), the sole shareholder of Gold Leaf. Each entity and/or individual shall also be referred to as a “Party” and collectively as the “Parties.”

INTRODUCTION

Shareholders desire to sell and Bluestar desires to purchase all of the issued and outstanding capital stock of Gold Leaf Homes, Inc. (“Company”) on the terms and conditions set forth in this Agreement.

In consideration of the mutual promises of the parties; in reliance on the representations, warranties, covenants, and conditions contained in this Agreement; and for other good and valuable consideration, the parties agree as follows:

ARTICLE 1

SALE

Sale of Stock

1.01. Shareholders agree to sell, convey, transfer, assign, and deliver to Bluestar all of the issued and outstanding capital stock of Gold Leaf, and Bluestar agrees to purchase such stock.

Consideration for Sale

1.02. In consideration of the sale and transfer of the shares of capital stock of Gold Leaf and the representations, warranties, and covenants of Seller set forth in this Agreement, Bluestar shall pay the following:

1.02.01 Bluestar shall issue to Shareholders a total of Thirty Seven Million (37,000,000) shares of Bluestar common stock;

Look-Back Provision

1.03. In further consideration of such sale and transfer, the parties agree to a look-back provision wherein the productivity of the Company will be evaluated. Shareholders agree that if revenues of Gold Leaf (as acquired by Bluestar) reduce by more than forty percent (40%) within the first twelve (12) month period, Shareholders shall, upon request by Oglesby, immediately transfer the aforementioned Thirty Seven Million (37,000,000) shares of Bluestar common stock to Alfred Oglesby. In conjunction, Bluestar will reassign all previously acquired Gold Leaf assets to Gold Leaf Shareholders.

Additional Transactions

1.04.01 In conjunction with the purchase and sale as set out above, Bluestar and Blue Cat will enter into an Indemnification Agreement (as attached in Exhibit A) wherein Blue Cat will acquire the assets and liabilities of Bluestar and provide indemnification regarding same.

1.04.02 Shareholders shall purchase 250,000 shares of Bluestar restricted common stock from Oglesby (“Oglesby Common Shares”) for $300,000 (“Oglesby Shares Purchase Price”);

1.04.03 The Oglesby Shares Purchase Price shall be paid as follows:

i.	$60,000 payable at the time of Closing, with the balance in the form of a secured promissory note (“Oglesby Shares Purchase Note”), without interest, payable as follows:

ii.
$20,000 payable on the 1st day of each month for four (4) consecutive months, beginning January 6, 2006, followed by a payment in the amount of $10,000 due on May 6, 2006. A copy of the Oglesby Shares Purchase Note is attached hereto as Exhibit B;

The Oglesby Shares Purchase Note shall be secured by 37,000,000 shares of Redmon owned Bluestar common stock with a personal guarantee executed by Redmon in the amount $150,000.

1.04.04 As of the date of Closing, and as consideration for amounts owed to Oglesby, Bluestar shall execute a secured promissory note to Oglesby in the amount of $130,000 (“Oglesby Stock Purchase Note);

A.
The Oglesby Stock Purchase Note shall be convertible into common stock of Bluestar at $0.10 per share at Oglesby’s discretion, and shall contain a clause so that his ownership cannot exceed 9.9% with an anti delusion clause of the Bluestar common stock. A copy of the Oglesby Stock Purchase Note is attached hereto as Exhibit C.

B.	Bluestar shall, within ninety (90) days following written notice by Oglesby of intent to convert, register such stock with the United States Securities and Exchange Commission (“SEC”).

1.04.05 Bluestar will file an amendment to the Articles of Incorporation of Bluestar to increase its authorized common stock from 40,000,000 shares to 100,000,000 shares and change its name to a name chosen by Gold Leaf, to be effective at the Closing;

1.04.06 As of the Closing date, Blue Cat Holdings, Inc. shall have acquired all of the assets and assumed all of the liabilities of Bluestar in accordance with the Asset Purchase Agreement attached as Exhibit D.

Consulting Agreement

1.05. At Closing, Bluestar will enter into an exclusive consulting and transition agreement with Oglesby for a period of eighteen (18) months, with compensation of one million (1,000,000) shares of Bluestar common stock that will be registered on a Form S-8 and issued to Oglesby no later than ten (10) days after the closing (“Oglesby Consulting Agreement”). Gold Leaf Homes agrees not to issue any consulting shares other than the 1,000,000 shares issued to Oglesby for a period of one hundred eighty (180) days unless written consent has been given by Oglesby. A copy of the Oglesby Consulting Agreement is attached hereto as Exhibit E.

Closing

1.06. The parties agree to use their best efforts to consummate this transaction (“Closing”). The Closing shall take place at the offices of Alfred Oglesby located at 19901 Southwest Freeway, Sugar Land, Texas 77479 on November 30, 2005, or at such other time, date, and place mutually agreed upon in writing by Seller and Purchaser (“Closing Date”). In either event, all terms and conditions to the Closing of this Agreement shall have been met at least ten (10) days’ prior to the Closing Date.

1.06.01 In recognition of the time and expense associated with this transaction, the parties agree that a penalty will be assessed against Gold Leaf if this transaction is not consummated by the closing date as follows:

A. A penalty of $20,000 will be assessed against Gold Leaf if this agreement does not consummate on the date of Closing due to inability of Gold Leaf to acquire proper financing and such Closing date must be extended to accommodate Gold Leaf.

B. Neither party will be assessed a penalty if the Close is terminated due to state and/or federal regulatory issues.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF GOLD LEAF AND SHAREHOLDERS

Gold Leaf (“Company”) hereby represents and warrants to Bluestar and Oglesby that the following facts and circumstances are and at all times up to the Closing Date will be true and correct:

Organization

2.01. Gold Leaf is a corporation duly organized, validly existing, and in good standing under the laws of Texas and is qualified to do business in the jurisdictions set forth in Exhibit 1 attached to this Agreement. Company has all requisite power and authority (corporate and, when applicable, government) to own, operate, and carry on its business as now being conducted. Company's certificate of incorporation, articles of incorporation, and bylaws as currently in effect are contained in Exhibit F.

Ownership of Company

2.02. The authorized capital stock and the number of shares issued and outstanding of Company is set forth in Exhibit G attached to this Agreement. The issued and outstanding shares of capital stock of Company have been validly issued, are fully paid and no assessable, and were issued in compliance with applicable federal and state laws regulating the offer and sale of securities. There are no outstanding options, warrants, or similar rights to purchase or convert any obligation into the capital stock or other securities of Company. The capital stock of Company is owned, of record and beneficially, by those shareholders set forth in Exhibit H free and clear of all liens, claims, and encumbrances.

Ownership in Other Companies

2.03. Company has no interest in any other corporation, firm, business, or partnership or any subsidiaries.

Financial Statements

2.04. Exhibit I attached to this Agreement contains the audited financial statements of Company, together with notes related to the financial statements. The Financial Statements present fairly and accurately the financial position, results of operations, and changes in financial position of Company at the dates and for the periods covered, in each case in conformity with generally accepted and consistently applied accounting principles. There are no liabilities or obligations of Company, accrued, absolute, contingent, inchoate, or otherwise that arose out of or relate to any matter, act, or omission occurring from the date of the unaudited financial statement to the date of this Agreement, other than liabilities or obligations incurred in the normal course of business. Since the date of the unaudited financial statement, there have not been:

(a) Any material adverse change in financial condition, operations, sales, or net income of Company.

(b) Any loss, damage, or destruction to properties or assets, tangible or intangible (whether or not covered by insurance).

(c) Any change in policy regarding compensation payable to or to become payable to any of Company's officers, directors, employees, or agents.

(d) Any labor dispute, disturbance, or attempt to organize a union.

(e) Any proposed law or regulation or any actual event or condition of any character that is known to Company or Seller that materially adversely affects the business or future prospects of Company.

(f) Any claim, litigation, event, or condition of any character that materially adversely affects the business or future prospects of Company.

(g) Any issuance, purchase of, or agreement to issue or purchase shares of capital stock or other securities of Company.

(h) Any mortgage, pledge, lien, or encumbrance made or agreed to be made on any of Company's assets or properties, tangible or intangible.

(i) Any sale, transfer, other disposition of, or agreement to sell, transfer, or dispose of Company's properties or assets, tangible or intangible, except as contemplated in this Agreement and except in the normal course of business and then only for full and fair value received.

(j) Any borrowings or agreements to borrow by or from Company.

(k) Any loans, advances, or agreements with respect to any loans or advances, other than to customers in the normal course of business and that have been properly reflected as ''accounts receivable'' on Company's books.

(l) Any transaction outside the ordinary course of business.

(m) Any dividends or distributions paid or declared, or any repayment of loans or other obligations to the shareholders of Company.

Taxes

2.05. All federal, state, local, and foreign income, ad valorem, excise, sales, use, payroll, unemployment, and other taxes and assessments (“Taxes”) that are due and payable by Company or by Seller on behalf of Company have been properly computed, duly reported, fully paid, and discharged. There are no unpaid Taxes that are or could become a lien on the property or assets of Company or require payment by Company, except for current Taxes not yet due and payable. All current Taxes not yet due and payable by Company have been properly accrued on the balance sheets of Company. Company has not incurred any liability for penalties, assessments, or interest under the Internal Revenue Code. No unexpired waiver executed by or on behalf of Company with respect to any Taxes is in effect.

Title to Assets and Properties

2.06. Company has good and marketable title to all of its assets and properties, tangible and intangible that is material to Company's business and future prospects. These assets and properties constitute all of the assets and interests in assets that are used in Company's business. All of these assets are free and clear of mortgages, liens, pledges, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, and restrictions, except for the following:

(a) Those disclosed in Company's balance sheets as of September 30, 2005 included in the Financial Statements, or in the Exhibits to this Agreement.

(b) The lien of current Taxes not yet due and payable.

All real property and tangible personal property of Company are in good operating condition and repair, ordinary wear and tear excepted. Company is in possession of all premises leased to Company from others. Except as set forth in the appropriate Exhibit listing such assets, no officer, director, or employee of Company, nor any spouse, child, or other relative of any of these persons owns or has any interest, directly or indirectly, in any of the real or personal property owned by or leased by Company or in any copyrights, patents, trademarks, trade names, or trade secrets licensed by Company. Company does not occupy any real property in violation of any law, regulation, or decree that would materially adversely affect its business or future prospects.

Laws and Regulations

2.07. Company is not in default or in violation of any law; regulation; court order; or order of any federal, state, municipal, foreign, or other government department, board, bureau, agency, or instrumentality, wherever located, that would materially adversely affect its business or future prospects.

Litigation

2.08. There are no pending, outstanding, or threatened claims; legal, administrative, or other proceedings; or suits, investigations, inquiries, complaints, notices of violation, judgments, injunctions, orders, directives, or restrictions against or involving Company or any of the assets, properties, or business of Company or any of Company's officers, directors, employees, or stockholders that will materially adversely affect Company, its assets, properties, or business. To the best of Seller's and Company's knowledge and belief, after conducting a due diligence investigation, there is no basis for any of these proceedings against any of Company's assets, properties, persons, or entities. Neither Seller nor Company is presently engaged in any legal action to recover moneys due Company or for damages sustained by Company.

Business Operations

2.09. The business operations of Company are and have been for the past five years in material compliance with all laws, treaties, rulings, directives, and similar regulations of all government authorities having jurisdiction over such business insofar as failure to comply could materially adversely affect Company's business and future prospects.

Authority

2.10. Parties each have full power and authority to execute, deliver, and/or consummate this Agreement, subject to the conditions to Closing set forth in this Agreement. All reports and returns required to be filed by each with any government and regulatory agency with respect to this transaction have been properly filed. Except as otherwise disclosed in this Agreement, no notice to or approval by any other person, firm, or entity, including governmental authorities, is required of Seller or Company to consummate the transaction contemplated by this Agreement.

Full Disclosure

2.11. No representation, warranty, or covenant made to Bluestar or Oglesby in this Agreement nor any document, certificate, exhibit, or other information given or delivered to Bluestar or Oglesby pursuant to this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit a material fact necessary to make the statements contained in this Agreement or the matters disclosed in the related documents, certificates, information, or exhibits not misleading.

Brokers

2.12. Neither Shareholders nor Company, nor any of Company's officers, directors, employees, or stockholders, has retained, consented to, or authorized any broker, investment banker, or third party to act on Company's behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

Securities to be Restricted Securities

2.13. Redmon acknowledges that all of the Bluestar Common Shares will be “restricted securities” (as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (“Rule 144”), and will include the restrictive legend set forth in Section 4.2.1(a) hereof, and, except as otherwise set froth in this Agreement, that the shares cannot be sold for a period of at least one year from the date of issuance unless registered with the United States Securities and Exchange Commission (“SEC”) and qualified by appropriate state securities regulators, or unless Redmon obtains written consent from Bluestar and otherwise complies with an exemption from such registration and qualification (including, without limitation, compliance with Rule 144).

Post-Closing Capital Structure

2.14 Gold Leaf and the shareholder, Redmon, acknowledge that the capital structure of Bluestar as of the Closing date shall be as set froth in Exhibit J.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF BLUESTAR AND OGLESBY

Bluestar and Oglesby represent and warrant to Gold Leaf and Redmon that:

Authority

3.01. Bluestar and Oglesby have full power and authority to execute, deliver, and consummate this Agreement subject to the conditions to Closing set forth in this Agreement. All corporate acts, reports, and returns required to be filed by each respective party herein with any government or regulatory agency with respect to this transaction have been or will be properly filed prior to the Closing Date. No provisions exist in any contract, document, or other instrument to which a party is bound that would be violated by consummation of the transactions contemplated by this Agreement.

Broker

3.02. Neither Party has retained, consented to, or authorized any broker, investment banker, or third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

Organization and Standing of Bluestar

3.03. Bluestar is a corporation duly organized, validly existing, and in good standing under the laws of the state of Colorado and Texas, with corporate power to own property and carry on its business as it is now being conducted.

Capitalization of Bluestar

3.04. The authorized equity securities of Bluestar consists of 40,000,000 shares of common stock, par value $0.001, of which approximately 13,607,094 shares are outstanding as of the date hereof and of which approximately 50,782,094 will be issued and outstanding as of the Closing. As of the closing, there will be 100,000,000 shares of common stock, par value $0.001, and 10,000,000 shares of preferred stock, par value $0.001, authorized. No other shares of capital stock of Bluestar are issued and outstanding. All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and no assessable. All presently exercisable voting rights in Bluestar are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before its shareholders.

Ownership in Other Companies

3.05. At the closing, Bluestar will have no interest in any other corporation, firm, business, or partnership or any subsidiaries.

ARTICLE 4

COVENANTS

Gold Leaf and Shareholders covenant with Bluestar and the other parties that from and after the date of this Agreement until the Closing Date, Gold Leaf will and will cause Company to:

Business Operations

4.01. Operate its business and conduct its activities in the normal course of business and not introduce any material new method of management, operation, or accounting.

Maintenance of Assets and Properties

4.02. Maintain all tangible assets and properties of Company in as good a state of operating condition and repair as they are on the date of this Agreement, except for ordinary depreciation, wear, and tear.

Absence of Liens

4.03. Not sell, pledge, lease, mortgage, encumber, dispose of, or agree to do any of these acts regarding any of the assets or properties of Company, other than in the normal course of business, without the prior written approval of Bluestar or Oglesby.

Preservation of Business

4.04. Use its best efforts to preserve intact its organization and personnel and to keep available the services of all of its employees, agents, independent contractors, and consultants commensurate with Company's business requirements.

Preservation of Customer Relations

4.05. Use its best efforts to preserve intact the present customers of Company and the goodwill of all customers and others with respect to the business.

Maintain Insurance

4.06. Keep in force all policies of insurance covering the Company's business, properties, and assets, including all insurance listed in this Agreement. If Bluestar or Oglesby so request in writing, to purchase additional insurance as may be reasonably required at Bluestar’s expense.

Performance of Obligations

4.07. Perform all of its obligations and not make any material amendment to its obligations under all agreements relating to or affecting Company's customers, business, properties, and assets.

Notification of Litigation

4.08. Promptly notify Bluestar and Oglesby in writing of any outstanding or threatened claims; legal, administrative, or other proceedings, suits, investigations, inquiries, complaints, notices of violation, or other process; or other judgments, orders, directives, injunctions, or restrictions against or involving Company or its personnel that could adversely affect Company.

Provide Financial Statements

4.09. Provide Bluestar and Oglesby with fairly presented monthly financial statements with respect to Company within ten (10) days after the end of each month, together with copies of customary monthly management reports.

Access to Books and Records

4.10 Make available to Bluestar and Oglesby and their authorized agents and accountants for inspection at reasonable times and under reasonable circumstances the following items with respect to Company: assets; properties; business and financial records; and tax returns, working papers, files, and memoranda of its public accountants and outside legal counsel for the purposes of making an accounting review, a legal audit, and investigation and examination of Company as deemed desirable by Bluestar and Oglesby. Seller will use its best efforts to cause Company's officers, employees, public accountants, and outside legal counsel to cooperate fully with Purchaser's examination and to make a full and complete disclosure to Bluestar and Oglesby of all facts regarding the financial condition and business operations of Company.

Not Solicit

4.11 Not negotiate with any person or entity, or solicit or entertain any proposal concerning any acquisition in any form of Company.

Resist Brokers

4.12 Assist and cooperate with Bluestar and Oglesby in resisting any claim of any broker, investment banker, or third party for any brokerage fee, finder's fee, or commission against Bluestar and Oglesby or Company in connection with the transactions contemplated by this Agreement.

Cooperate in Publicity

4.13 Coordinate any written publicity regarding this transaction with Bluestar and Oglesby.

Payment of Liabilities and Waiver of Claims

4.14 Not do, or agree to do, any of the following acts:

(a) Pay any obligation or liability, fixed or contingent, other than current liabilities.

(b) Waive or compromise any right or claim.

(c) Without full payment, cancel any note, loan, or other obligation owing to Company.

Maintain Existing Agreements

4.15 Not modify, amend, cancel, or terminate any of Company's existing contracts or agreements, or agree to do so.

Obtain Consents

4.16 As soon as reasonably practical after the execution of this Agreement and in any event before the Closing Date, obtain the written consents of all persons described in Exhibit K and furnish to Bluestar and Oglesby copies of the consents.

Provide Sales and Use Tax Certificates

4.17 Furnish to Bluestar and Oglesby clearance certificates from the appropriate agencies in all states where Company is qualified to do business and any related certificates that Bluestar and Oglesby may reasonably request as evidence that all sales, use, and other tax liabilities of Company (other than income tax liabilities) accruing before the Closing Date have been fully satisfied or provided for by Company.

Provide UCC Clearances

4.18. Deliver to Bluestar and Oglesby a Business and Commerce Code search report issued by the Secretary of State in each state where Company owns personal property and dated as of a date not more than twenty (20) days before the Closing Date. The report must indicate that there are no filings under the UCC on file with the Secretary of State that name Company as debtor or otherwise indicate any lien on the assets and properties of Company, except for the liens otherwise disclosed in this Agreement.

ARTICLE 5

CONDITIONS TO BLUESTAR AND OGLESBY'S OBLIGATION TO CLOSE

The obligation of Bluestar and Oglesby to Close under this Agreement is subject to each of the following conditions (any one of which may, at the option of Purchaser, be waived in writing by Purchaser) existing on the Closing Date, or such earlier date as the context may require.

Representations and Warranties

5.01. Each of the representations and warranties of Gold Leaf and Shareholders in this Agreement, the disclosures contained in the exhibits to this Agreement, and all other information delivered under this Agreement shall be true in all material respects at and as of the Closing Date as though each representation, warranty, and disclosure were made and delivered at and as of the Closing Date.

Compliance With Conditions

5.02. Company and Shareholders shall each comply with and perform all agreements, covenants, and conditions in this Agreement required to be performed and complied with by each of them. All requisite action (corporate and other) in order to consummate this Agreement shall be properly taken by Company and Shareholders. Shareholders shall deliver to Purchaser a compliance certificate verifying and warranting Shareholders and Company's compliance.

Suit or Proceeding

5.03. No suit or proceeding, legal or administrative, relating to any of the transactions contemplated by this Agreement shall be overtly threatened or commenced that, in the discretion of Purchaser and its counsel and/or Oglesby and his counsel, would make it inadvisable for Bluestar and/or Oglesby to Close this transaction.

Government Approvals and Filings

5.04. All necessary government approvals and filings regarding this transaction shall be received or made prior to the Closing Date in substantially the form applied for to the reasonable satisfaction of Bluestar and its counsel and/or Oglesby and his counsel. Any applicable waiting period for the approvals and filings shall be expired.

Corporate and Stockholder Action

5.05. All corporate and stockholder action necessary to consummate the transactions contemplated in this Agreement shall be properly taken by Redmon and Company. Bluestar and Oglesby shall receive copies of all appropriate resolutions of Company's and Seller's board of directors and shareholders relating to this Agreement. The resolutions shall be certified by their respective corporate secretaries.

Consents of Others

5.06. Bluestar and Oglesby shall receive written consents from all required persons and/or entities.

Effectiveness of Amendment

5.07.  An amendment to the Articles of Incorporation of Bluestar shall have been filed and effective with the State of Colorado as of the Closing which (i) changes the name of Bluestar to a name chosen by Gold Leaf and (ii) increases the authorized common stock of Bluestar from 40,000,000 shares, par value $0.001, to 100,000,000 shares, par value $0.001 (the “Amendment”).

ARTICLE 6

CONDITIONS TO GOLD LEAF'S OBLIGATION TO CLOSE

The obligation of Gold Leaf to Close under this Agreement is subject to each of the following conditions (any one of which at the option of Gold Leaf may be waived in writing by Shareholders) existing on the Closing Date.

Corporate Action

6.01. Bluestar shall take appropriate corporate action regarding this transaction, which shall be evidenced by resolutions of its board of directors and shareholders and certified by Bluestar's corporate secretary, authorizing Bluestar to enter into and complete this transaction.

Government Approvals

6.02. All necessary government approvals regarding this transaction shall be received prior to the Closing Date, in substantially the form applied for and to the reasonable satisfaction of Bluestar and its counsel.

Effectiveness of Amendment

6.03. The Amendment shall have been filed and effective with the State of Colorado as of the Closing.

ARTICLE 7

PARTIES' OBLIGATIONS AT THE CLOSING

Seller's Obligations at the Closing

7.01. At the Closing, Shareholders shall deliver or cause to be delivered to Bluestar and Oglesby instruments of assignment and transfer of all of the issued and outstanding capital stock of Company, free and clear of all liens, claims, and encumbrances in form and substance satisfactory to Bluestar’s counsel and Oglesby’s counsel. Simultaneously with the consummation of the transfer, Shareholders shall put Purchaser in full possession and enjoyment of all properties and assets of Company.

Shareholders, at any time before or after the Closing Date, shall execute, acknowledge, and deliver to Bluestar and Oglesby any further deeds, assignments, conveyances, other assurances, documents, and instruments of transfer reasonably requested by Bluestar and/or Oglesby. Shareholders shall also take any other action consistent with the terms of this Agreement that may be reasonably requested by Bluestar and Oglesby for the purpose of assigning, transferring, granting, conveying, and confirming to Bluestar or reducing to possession any or all property and assets to be conveyed and transferred by this Agreement. If requested by Bluestar and/or Oglesby, Shareholder further agrees to prosecute or otherwise enforce in its own name for the benefit of Bluestar any claims, rights, or benefits of Company that are transferred to Bluestar by this Agreement and that require prosecution or enforcement in Gold Leaf's name. Any prosecution or enforcement of claims, rights, or benefits under this paragraph shall be solely at Bluestar's expense, unless the prosecution or enforcement is made necessary by a breach of this Agreement by Shareholders.

Bluestar and Oglesby's Obligations at Closing

7.02. At the Closing, Bluestar shall deliver to Shareholders the Bluestar Common Shares to which Shareholders are entitled, fully paid and non-assessable and subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever, except as set forth in the legend on the certificate(s), which legend shall provide substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATR HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED FO FOR A PERIOD OF ONE YEAR FROM THE ISSUANCE THEREOF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS OR (ii) UPON THE EXPRESS WRITTEN AGREEMENT OF THE COMPANY AND COMPLIANCE, TO THE EXTENT APPLICABLE, WITH RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES).

ARTICLE 8

GOLD LEAF AND SHAREHOLDER'S OBLIGATIONS AFTER THE CLOSING

Access to Records

8.01. From and after the Closing Date, Gold Leaf and Shareholders shall allow Bluestar and Oglesby and their counsel, accountants, and other representatives access to records that are, after the Closing Date, in the custody or control of Gold Leaf. Golf Leaf shall give access as Bluestar and Oglesby reasonably require in order to comply with its obligations under law or when reasonably necessary for the business operations of Company.

ARTICLE 9

INDEMNIFICATION

Covenant to Indemnify and Hold Harmless

9.01. Gold Leaf and Shareholders covenant and agree to indemnify, defend, and hold harmless Bluestar and Oglesby from and against any and all claims, suits, losses, judgments, damages, and liabilities including any investigation, legal, and other expenses incurred in connection with and any amount paid in settlement of any claim, action, suit, or proceeding (collectively called ''Losses''), other than those Losses disclosed in this Agreement or any Exhibit delivered pursuant to this Agreement, to which Bluestar or Company may become subject, if such Losses arise out of or are based upon any facts and circumstances (or alleged facts and circumstances) that could result in or give rise to a misrepresentation, breach of warranty, or breach of covenant by Gold Leaf and Shareholders to Bluestar or Oglesby in this Agreement. This right to indemnification is in addition to any other right available to Bluestar and Oglesby, including the right to sue Gold Leaf and Shareholders for a misrepresentation, breach of warranty, or breach of covenant under this Agreement.

Income Taxes

9.02. Without limiting the provisions of Paragraph 9.01, Golf Leaf and Shareholders shall indemnify, defend, and hold harmless Bluestar and Oglesby from and against any Losses to which Bluestar may become subject insofar as such Losses arise out of or are based on any tax on or measured by the net income of Company in any period on or before the Closing Date. The indemnifications provided in this Paragraph 9.02 and in Paragraph 9.01, above, are cumulative and neither provision shall limit or in any other way affect the right of Bluestar and Oglesby under the other provision.

Notification and Defense of Claims or Actions

9.03. When Bluestar or Oglesby propose to assert the right to be indemnified under this Article 9 with respect to third-party claims, actions, suits, or proceedings, Bluestar or Oglesby shall, within 30 days after the receipt of notice of the commencement of the claim, action, suit, or proceeding, notify Seller in writing, enclosing a copy of all papers served or received. On receipt of the notice, Gold Leaf and Shareholders shall have the right to direct the defense of the matter, but Bluestar and Oglesby shall be entitled to participate in the defense and, to the extent that Bluestar desires, to jointly direct the defense with Gold Leaf with counsel mutually satisfactory to Bluestar and Seller, at Seller's expense. Purchaser shall also have the right to employ its own separate counsel in any such action. The fees and expenses of Purchaser's counsel shall be paid by Purchaser unless: (a) the employment of the counsel has been authorized by Seller; (b) Purchaser has reasonably concluded that there may be a conflict of interest between Seller and Purchaser in the conduct of the defense of such action; or (c) Seller has not, in fact, employed counsel satisfactory to Purchaser to assume the defense of the action. In each of these cases, the fees and expenses of Purchaser's counsel shall be paid by Seller. Neither Seller nor Purchaser shall be liable for any settlement of any action or claim described in this Article 9 that is effected without their consent.

Interest

9.06. Any indemnification required of Seller under this Article 9 shall include interest on the amount of the indemnity from the time incurred to the date of payment at _________________ percent simple interest per annum.

ARTICLE 10

GENERAL PROVISIONS

Survival of Representations, Warranties, and Covenants

10.01. The representations, warranties, covenants, and agreements of the parties contained in this Agreement or contained in any writing delivered pursuant to this Agreement shall survive the Closing Date for the period of time set forth in this Agreement.

Notices

10.02. All notices that are required or that may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient in all respects if given in writing and delivered personally or by registered or certified mail, return receipt requested, postage prepaid as follows:

If to Gold Leaf Homes, Inc.:

Gold Leaf Homes, Inc.
Tom Redmon
5802 FM 1488
Magnolia, TX 77354
(936) 321-6744 - facsimile

If to Bluestar Health, Inc.:

Bluestar Health, Inc
ATTN: Alfred Oglesby
19901 Southwest Freeway
Sugar Land, Texas 77479
(281) 207- 5486 - facsimile

If to Alfred Oglesby:

Alfred Oglesby
19901 Southwest Freeway
Sugar Land, Texas 77479
(281) 207 - 5486 facsimile

Assignment of Agreement

10.03. This Agreement shall be binding on and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. This Agreement may not be assigned by any other party without the written consent of all parties and any attempt to make an assignment without consent is void.

Governing Law

10.04. This Agreement shall be construed and governed by the laws of the state of Texas.

Amendments; Waiver

10.05. This Agreement may be amended only in writing by the mutual consent of all of the parties, evidenced by all necessary and proper corporate authority. No waiver of any provision of this Agreement shall arise from any action or inaction of any party, except an instrument in writing expressly waiving the provision executed by the party entitled to the benefit of the provision.

Entire Agreement

10.06. This Agreement, together with any documents and exhibits given or delivered pursuant to this Agreement, constitutes the entire agreement between the parties to this Agreement. No party shall be bound by any communications between them on the subject matter of this Agreement unless the communication is (a) in writing, (b) bears a date contemporaneous with or subsequent to the date of this Agreement, and (c) is agreed to by all parties to this Agreement. On execution of this Agreement, all prior agreements or understandings between the parties shall be null and void.

Reliance Upon Representations and Warranties

10.07. The parties mutually agree that, notwithstanding any right of Purchaser to fully investigate the affairs of Company and notwithstanding any knowledge of facts determined or determinable by Purchaser pursuant to the investigation or right to investigate, Purchaser may fully rely upon the representations, warranties, and covenants made to Purchaser in this Agreement and on the accuracy of any document, certificate, or exhibit given or delivered to Purchaser pursuant to this Agreement. Knowledge by an agent of Purchaser of any facts not otherwise disclosed in this Agreement or in a document, certificate, or exhibit delivered to Purchaser pursuant to this Agreement shall not constitute a defense by Seller for indemnification of Purchaser under Article 9 or for any claim for misrepresentation or breach of any warranty, agreement, or covenant under this Agreement or any exhibit, certificate, or document delivered under this Agreement.

Termination of Agreement

10.08. In the event this Agreement is not Closed by November 15, 2005, then this Agreement shall terminate on and as of that date. Any termination shall not affect in any manner any rights and remedies that any party to this Agreement may have at the time of termination.

Signed on _________________, _________________.

[signature page to follow]

GOLD LEAF HOMES, INC.	BLUESTAR HEALTH, INC.

By: __/s/ _ Tom Redmon ____	By: __/s/ _ Alfred Oglesby ____
Tom Redmon, President	Alfred Oglesby, CEO

By: __/s/ _ Tom Redmon_______	By: __/s/ _ Alfred Oglesby _____
Tom Redmon, Individually	Alfred Oglesby, Individually

[exhibits]

Exhibit D

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
BLUESTAR HEALTH, INC.

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

FIRST: The name of the corporation is Bluestar Health, Inc.

SECOND: The following amendments were approved by unanimous vote of the Board of Directors on October [__], 2005, and a majority vote of the stockholders on [___________], 2005. The number of shares voted for the amendment was sufficient for approval:

ARTICLE I - NAME shall be amended and restated to read as follows:

“ARTICLE I

NAME

The name of the Corporation is [________________]”

ARTICLE V - CAPITAL shall be amended and restated to read as follows:

“ARTICLE V

CAPITAL

(a) The aggregate number of shares of common stock which the corporation shall have the authority to issue is one hundred million (100,000,000) shares with $0.001 par value which shall be designated as common stock. No share of common stock shall be issued until it has been paid for and it shall thereafter be non-assessable.

(b) The aggregate number of shares of preferred stock which the corporation shall have authority to issue is ten million (10,000,000) shares of preferred stock with a par value of $0.01. No share of preferred stock shall be issued until it has been paid for and it shall thereafter be non-assessable.

(c) The Preferred Stock may be divided into and issued in one or more series. The preferences, limitations, and relative rights of the Preferred Stock may vary between series in any and all respects, but shall not vary within a series. The Board of Directors may establish one or more series of unissued shares of the Preferred Stock and fix and determine the preferences, limitations, and relative rights of any series to the fullest extent set forth herein and permitted by Colorado law, as now or hereafter in force. The Board of Directors may increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued. The preferences, limitations, and relative rights of any Preferred Stock to be issued shall be fixed by the Board of Directors adopting a resolution or resolutions to such effect and filing a statement with respect thereto as required by Colorado law.”

D - 1

THIRD: The effective date of these amendments shall be [________], 2005.

The undersigned hereby certify that they have on this [__]th day of [_____], 2005 executed these Articles of Amendment amending the Articles of Incorporation heretofore filed with the Secretary of State of Colorado.

Alfred Oglesby, President and Secretary

D - 2